                                                                   Exhibit 10.25
                                                                   -------------

                     WAIVER AND AMENDMENT AGREEMENT NO. 4

          WAIVER AND AMENDMENT AGREEMENT NO. 4 (this "Agreement") dated as of
                                                      ---------
June 30, 1999 to the Amended and Restated Credit Agreement, dated as of April 1, 1998 (as the same has been or may be amended, restated, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), among
                                                     ----------------
Matthews Studio Equipment Group, a California corporation ("Parent"), Matthews
                                                            ------
Studio Sales, Inc., a California corporation ("MSSI"), Hollywood Rental Company,
                                               ----
LLC, a Delaware limited liability company ("HRCL"), Matthews Studio Electronics,
                                            ----
Inc., a California corporation ("MSE"), Matthews Acceptance Corporation, a
                                 ---
California corporation ("MAC"), Duke City Video, Inc., a New Mexico corporation
                         ---
("Duke"), HDI Holdings, Inc., a Kentucky corporation ("HDI"), Four Star
  ----                                                 ---
Lighting, Inc., a New York corporation ("Four Star", and collectively with
                                         ---------
Parent, MSSI, HRCL, MSE, MAC, Duke and HDI, each a "Borrower" and collectively,
                                                    --------
the "Borrowers"), the Guarantors named therein, the lenders named therein
     ---------
(collectively, the "Lenders"), and The Chase Manhattan Bank, as agent for the
                    -------
Lenders (in such capacity, the "Agent").  Capitalized terms used herein and not
                                -----
otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          WHEREAS, Parent is entering into a Note Purchase Agreement, dated as of the date hereof (the "ING Note Purchase Agreement") by and among Parent and
                         ---------------------------
the Purchasers (as defined therein) listed on Schedule I thereto;

          WHEREAS, Parent is executing one or more Convertible Senior Subordinated Notes, dated the date hereof (together with any future Convertible Senior Subordinated Notes issued pursuant to the ING Note Purchase Agreement, the "ING Convertible Senior Subordinated Notes") in connection with the ING Note
     -----------------------------------------
Purchase Agreement;

          WHEREAS, the Borrowers and the Guarantors are executing an Amended and Restated Security Agreement, dated as of June 30, 1999 (the "ING Security
                                                              ------------
Agreement") among the Borrowers, the Guarantors, ING, and the Beneficiaries (as
---------
defined therein) pursuant to which ING shall have a Lien (which Lien shall be junior to the lien of the Agent in all respects on the terms set forth therein) on all of the assets of the Borrowers and the Guarantors;

          WHEREAS, the Borrowers have requested that the Lenders consent to the formation of a wholly-owned subsidiary of Parent named ShowbizMart.com Inc., a Delaware corporation ("SMC");
                       ---

          WHEREAS, the Borrowers have requested that the Lenders agree to waive and amend certain terms and provisions of the Credit Agreement;

          WHEREAS, the Lenders have agreed to waive certain conditions of the Credit Agreement as described herein; and

          WHEREAS, the Lenders, Borrowers and Guarantors have agreed to amend the Credit Agreement as described herein;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     SECTION 1.  CONSENT

          1.1 The Lenders hereby consent to the release and termination of the ING Letter of Credit and instruct the Agent to return the original copy of the ING Letter of Credit to ING as of the date hereof.

          1.2 The Agent and the Lenders hereby approve the Subordinated Indebtedness (this approval shall constitute "written approval" as contemplated in the definition of "Subordinated Indebtedness" in the Credit Agreement) incurred by Parent under the ING Note Purchase Agreement and the ING Convertible Senior Subordinated Notes; provided, however, that if the amount of
                                       --------  -------
interest due and payable under any ING Convertible Senior Subordinated Note exceeds $1,000 the Parent shall pay such interest by issuing additional ING Convertible Senior Subordinated Notes in lieu of making cash payments. The parties hereto agree that the term "Subordinated Indebtedness" does not mean or include any warrants issuable under the ING Note Purchase Agreement.

          1.3 The Agent and the Lenders hereby approve the acquisition of the stock or assets, as the case may be, of The eMarket Group on substantially the terms set forth in the letter of intent, dated as of May 13, 1999 for the aggregate consideration of 1,200,000 shares of Parent's common stock and the assumption by the Borrowers of a maximum of $300,000 of the Indebtedness of The eMarket Group (collectively, the "eMarket Transaction"); provided, that all of
                                  -------------------    --------
the debt assumed by the Borrowers in connection with the eMarket Transaction shall be subordinate to the Obligations; and provided, further, that upon
                                             --------  -------
consummation of the eMarket Transaction, the Borrowers pledge the acquired stock and assets, as the case may be, as required by the terms of the Credit Agreement and the Security Documents, including but not limited to, pledging the acquired stock of The eMarket Group, if any, to the Agent for the benefit of the Lenders, and causing eMarket to become a Grantor under the Security Agreement and the Security Agreement - Patents and Trademarks.

     SECTION 2.  WAIVERS TO CREDIT AGREEMENT

          2.1 The Lenders hereby waive Section 7.01 of the Credit Agreement as it applies to the ING Security Agreement.

          2.2 The Lenders hereby waive the requirements of Section 7.20 of the Credit Agreement as it applies to the ING Note Purchase Agreement, the ING Convertible Senior Subordinated Note and the ING Security Agreement and any other document executed in connection therewith or transactions contemplated thereby.

          2.3  The Lenders hereby waive the requirement, contained in Section
2.09 of the Credit Agreement, that the $10,000,000 to be received by the Borrowers on the date hereof in connection with the ING Note Purchase Agreement be applied to the Term Loan. The Borrowers and the Lenders agree that 100% of such proceeds shall be applied to prepay the

Revolving Credit Loan, provided, however, that this waiver shall only be
                       --------  -------
applicable to funds received by the Borrowers on the date hereof and in an amount not to exceed $10,000,000.

          2.4 The Lenders hereby waive Section 7.06 of the Credit Agreement as it relates to the formation of SMC.

          2.5  Except for the specific waivers set forth in Sections 2.1, 2.2,
2.3 and 2.4 above, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and the Borrowers and Guarantors hereby agree that all of the covenants and agreements contained in the Credit Agreement are hereby ratified and confirmed in all respects.

     SECTION 3.  AMENDMENTS TO CREDIT AGREEMENT

          3.1 By executing and delivering this Agreement, SMC hereby becomes a Guarantor under the Credit Agreement and agrees to be bound by, and to comply with the terms and provisions of the Credit Agreement in the same manner as if it were an original signatory thereto as a Guarantor.

          3.2  The grid contained in the definition of "Interest Margin" in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:


Leverage Ratio                    Alternate Base Rate            LIBO Rate
--------------                      Interest Margin           Interest Margin
                               -------------------------   ---------------------
0 - 2.00 to 1.00                           0%                      1.50%
2.01 - 2.50 to 1.00                        0%                      1.75%
2.51 - 3.00 to 1.00                        0%                      2.00%
3.01 - 3.50 to 1.00                     0.25%                      2.25%
3.51 - 4.00 to 1.00                     0.50%                      2.50%
4.01 - 5.00 to 1.00                     0.75%                      2.75%
5.01 - 6.00 to 1.00                     1.25%                      3.25%
6.01 or greater to 1.00                 1.50%                      3.50%

          3.3 Section 7.07 of the Credit Agreement (Capital Expenditures) is hereby amended by deleting the amounts "$7,000,000" and "$11,500,000" as they appear opposite the periods ending September 30, 1999 and September 30, 2000 and substituting therefor the amounts "$10,000,000" and "$8,000,000", respectively.

          3.4 Section 7.08 of the Credit Agreement (Net Worth) is hereby amended by deleting the period "4/1/1999 through and including 6/30/99" and the corresponding amount "$200,000". Section 7.08 of the Credit Agreement is hereby further amended by deleting the period "7/1/1999 through and including 9/29/00" and substituting therefor the period "12/31/1999 through and including 9/29/2000".

          3.5 Section 7.09 of the Credit Agreement (Debt Service Coverage Ratio) is hereby amended in its entirety to read as follows:

               SECTION 7.09  Debt Service Coverage Ratio.  Permit the Debt
                             ---------------------------
          Service Coverage Ratio of the Parent and its Consolidated subsidiaries at the end of the fiscal quarters ending December 31, 1999 through March 31, 2000 to be less than 1.50:1.00 and thereafter at the end of each fiscal quarter to be less than 1.75:1.00.

          3.6 Section 7.11 of the Credit Agreement (Interest Coverage Ratio) is hereby amended by deleting the dates "6/30/99" and "9/30/99" and the Ratios "1.15:1:00" and "1.25:1.00" set forth opposite such dates as they appear in such Section.

          3.7 Section 7.12 of the Credit Agreement (Leverage Ratio) is hereby amended by deleting the Leverage Ratios "6.00:1:00" and "5.00:1.00" set forth opposite the dates "6/30/99" and "9/30/99" and substituting therefor, in each case, the Leverage Ratio "8.50:1.00".

          3.8 Section 7.13 of the Credit Agreement (EBITDA) is hereby amended in its entirety to read as follows:

               SECTION 7.13. EBITDA.  Permit EBITDA of the Parent and its
                             ------
          Consolidated subsidiaries to be less than (i) $7,300,000 for the period October 1, 1998 through June 30, 1999 and (v) $9,750,000 for the Fiscal Year ending 9/30/99.

          3.9 Section 7.19(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

               (a) Except (i) as expressly permitted hereunder or (ii) in accordance with Article XIII of the ING Note Purchase Agreement, directly or indirectly prepay, redeem, purchase or retire any Indebtedness, including, without limitation, any Subordinated Indebtedness, other than Indebtedness incurred hereunder.

     SECTION 4.  AMENDMENT TO THE PLEDGE AGREEMENT

          4.1 The Pledgors (as defined in the Pledge Agreement) and the Agent hereby amend Schedule I to the Pledge Agreement by adding the stock of SMC described on Schedule I attached hereto.

     SECTION 5.  AMENDMENTS TO SECURITY AGREEMENT - PATENTS AND TRADEMARKS

          5.1 By executing and delivering this Agreement, SMC hereby becomes a Grantor under Security Agreement - Patents and Trademarks and agrees to be bound by, and to comply with the terms and provisions of the Security Agreement - Patents and Trademarks in the same manner as if it were an original signatory thereto as a Grantor.

          5.2 Schedules A, B and C to the Security Agreement - Patents and Trademarks are hereby amended by adding the Patents, Trademarks and Copyrights set forth on Schedule II attached hereto.

     SECTION 6.  AMENDMENT TO SECURITY AGREEMENT; CONFIRMATION OF SECURITY
INTEREST

          6.1 By executing and delivering this Agreement, SMC hereby becomes a Grantor under the Security Agreement and agrees to be bound by, and to comply with the terms and provisions of the Security Agreement in the same manner as if it were an original signatory thereto as a Grantor. SMC hereby confirms the existing grant of a security interest in and lien on the Collateral pursuant to the Security Agreement and further agrees that such security interest and lien are continuing and shall, at all times, continue to be attached, perfected and enforceable pursuant to the terms of the Security Agreement.

          6.2 The Grantors and the Agent hereby amend Schedules I and II to the Security Agreement by adding the information set forth on Schedule III attached hereto.

     SECTION 7.  CONFIRMATION OF LOAN DOCUMENTS

          7.1 Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Agent that it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended by this Agreement, and is and shall continue to be applicable to all of the Obligations.

     SECTION 8.  CONDITIONS PRECEDENT

          This Agreement shall become effective upon the execution and delivery of counterparts hereof by all parties hereto and the fulfillment of the following conditions:

          8.1 The Agent shall have received a $10,000,000 prepayment of the Revolving Credit Loan.

          8.2 The Agent shall have received (for the ratable benefit of the Lenders) (i) the $30,000 waiver fee incurred by the Borrowers in connection with the Waiver Agreement dated May 21, 1999 and (ii) an amendment fee of $30,000 incurred in connection herewith.

          8.3 The Agent shall have received a Borrowing Base Certificate dated the date hereof which shall reflect the Borrowing Base after giving effect to the transactions described herein.

          8.4 The Agent shall have received (i) the stock certificate evidencing Parent's ownership of SMC together with a stock power undated and executed in blank and (ii) a certificate from an officer of SMC that the stock certificate delivered pursuant to clause (i) above represents 100% of the issued and outstanding stock of SMC.

          8.5 The Lenders shall have received (i) a copy of the certificate of incorporation as amended to date, of SMC, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing from such Secretary of State and from the Secretary of State or other official in each other jurisdiction where such person is qualified to do business, in each case dated as of a recent date; (ii) a certificate of the Secretary of SMC, dated as of the date hereof and certifying (A) that attached thereto is a true and complete copy of such person's By-laws as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in item (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by such person's Board of Directors authorizing the execution, delivery and performance of this Agreement, and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that such person's certificate of incorporation has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to (i) above, and (D) as to the incumbency and specimen signature of each of such person's officers executing this Agreement; and (iii) a certificate of another of such person's officers as to incumbency and signature of its Secretary.

          8.6 Each document (including, without limitation, each Uniform Commercial Code financing statement) required by law or requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent for the benefit of the Lenders a first priority perfected security interest in the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested. The Agent shall have received evidence satisfactory to it and its counsel of each such filing, registration or recordation.

          8.7 Messrs. Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under this Agreement and the other Loan Documents and instruments in connection herewith and therewith.

          8.8 All legal matters in connection with this Agreement shall be satisfactory to the Agent, the Lenders and their respective counsel in their sole discretion.

          8.9 The Agent shall have received a certificate signed by a Financial Officer of each Borrower and Guarantor that (i) immediately after giving effect to the transactions contemplated herein all representations and warranties contained in this Agreement or otherwise made in writing to the Agent in connection herewith shall be true and correct, (ii) after giving effect to the transactions contemplated herein there exists no unwaived Default or Event of Default and (iii) after giving effect to the transactions contemplated herein since September 30, 1998, no event has occurred which would result in a Material Adverse Effect.

          8.10 The Agent shall have received fully executed copies of the ING Note Purchase Agreement, the ING Convertible Senior Subordinated Note, the ING Security Agreement and all agreements and other documents executed in connection therewith.

          8.11 The Agent shall have received such other documents as the Lenders or the Agent or Agent's counsel shall reasonably deem necessary.

     SECTION 9.  MISCELLANEOUS

          9.1 Each Borrower and each Guarantor reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, as amended by this Agreement and after giving effect to the transactions contemplated herein, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

          (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

          (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

          (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

          (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

          9.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

          9.3 All references to the Credit Agreement, the Pledge Agreement, the Security Agreement and the Security Agreement - Patents and Trademarks in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean such Credit Agreement, Pledge Agreement, Security Agreement and Security Agreement - Patents and Trademarks, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

          9.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          9.5 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          9.6 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OR CONFLICT OF LAW PRINCIPLES THEREOF.

          9.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.


               [Remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment Agreement as of the date first above written.

                              THE CHASE MANHATTAN BANK, as Agent

                              By:  /s/ Donna M. DiForio
                                 ---------------------------------------
                                 Name:   Donna M. DiForio
                                 Title:  Vice President


                              THE CHASE MANHATTAN BANK, as Lender

                              By:  /s/ Donna M. DiForio
                                 ---------------------------------------
                                 Name:   Donna M. DiForio
                                 Title:  Vice President


                              PNC BANK, NATIONAL ASSOCIATION, as Lender

                              By:  /s/ Rose M. Crump
                                 ---------------------------------------
                                 Name:   Rose M. Crump
                                 Title:  Vice President


                              WELLS FARGO BANK, N.A., as Lender

                              By:  /s/ Kevin McKhann
                                 ---------------------------------------
                                 Name:   Kevin McKhann
                                 Title:  Vice President


                              CIBC, INC., as Lender

                              By:  /s/ Colleen Roux
                                 ---------------------------------------
                                 Name:   Colleen Roux
                                 Title:  Executive Director
                                         CIBC World Markets Corp. as Agent


                              MELLON BANK, N.A., as Lender

                              By:  /s/ Roger D. Attix
                                 ---------------------------------------
                                 Name:   Roger D. Attix
                                 Title:  Vice President

                              MATTHEWS STUDIO EQUIPMENT GROUP,
                                 as a Borrower and as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chairman of the Board/
                                         Chief Executive Officer


                              HOLLYWOOD RENTAL COMPANY, LLC., as a
                              Borrower and as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Manager & Chief Financial Officer


                              MATTHEWS STUDIO ELECTRONICS, INC.,
                                 as a Borrower and as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Executive Officer


                              MATTHEWS ACCEPTANCE CORPORATION,
                                 as a Borrower and as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                   -------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President


                              DUKE CITY VIDEO, INC., as a
                              Borrower and as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President


                              HDI HOLDINGS, INC.,
                              as a Borrower and as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chairman of the Board

                              FOUR STAR LIGHTING, INC.,
                                 as a Borrower and as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Executive Officer


                              MATTHEWS STUDIO SALES, INC.,
                                 as a Borrower and Guarantor

                              By:  /s/ Carlos D. DeMattos
                                ----------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President


                              MATTHEWS STUDIO GROUP CENTERS, INC. (f/k/a
                                 Matthews Medical Equipment, Inc.), as a
                                 Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President


                              KEYLITE HOLDINGS, INC., as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Financial Officer


                              REEL WHEELS, INC., as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Financial Officer


                              KEYLITE PRODUCTION SERVICES, INC., as
                                 a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Financial Officer

                              DUKE CITY HOLDINGS, INC., as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Executive Officer


                              FOUR STAR HOLDING, INC., as a Guarantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President


                              SHOWBIZMART.COM INC., as a Guarantor and a Grantor

                              By:  /s/ Carlos D. DeMattos
                                 ---------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President